UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2004

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	Commission File Number	93-0256820
(State or other jurisdiction of incorporation or organization)	1-5532-99	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (503) 464-8000

Explanatory Note

The purpose of this Form 8-K/A is to file the letter from PricewaterhouseCoopers LLP (PwC) dated January 20, 2004 as Exhibit 16 to the Form 8-K dated January 9, 2004. PwC's letter was unavailable at the time the Form 8-K dated January 9, 2004 was filed with the Securities and Exchange Commission. Therefore, filed with this Form 8-K/A is Exhibit 16, Letter re: Change in Certifying Accountant.

Item 4. Changes in Registrant's Certifying Accountant

  PricewaterhouseCoopers LLP

(i) On January 9, 2004, the Audit Committee of the Board of Directors of Portland General Electric Company (PGE) dismissed PricewaterhouseCoopers LLP (PwC) as PGE's independent public accountants. The decision to replace PwC was not related to its conduct of the audit of PGE, but rather the consideration of a potential claim against PwC by Enron Corp. (Enron) or its affiliates that could potentially raise concerns about PwC's independence at some future point. PGE is a wholly owned subsidiary of Enron, but PGE is not a debtor in the Enron bankruptcy proceedings.

(ii) The reports of PwC on the financial statements of PGE as of December 31, 2002 and 2001, and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The Audit Committee of PGE's Board of Directors approved the change in certifying accountants on January 9, 2004.

(iv) In connection with its audits of the financial statements of PGE as of December 31, 2002 and 2001, and for the years then ended and through January 9, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the years ended December 31, 2002 and 2001 and through January 9, 2004, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

(vi) PGE requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The letter from PwC is filed as Exhibit 16 to this Form 8-K/A filing.

(b) Deloitte & Touche LLP

PGE engaged Deloitte & Touche LLP (D&T) as its new independent accountants as of January 12, 2004. During the two most recent fiscal years and through January 9, 2004, neither PGE nor any one on behalf of PGE has consulted with D&T regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on PGE's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits
  Exhibits:
  Letter re: Change in Certifying Accountant

PricewaterhouseCoopers LLP Letter dated January 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

January 22, 2004	By:	/s/ James J. Piro
James J. Piro Executive Vice President, Finance Chief Financial Officer and Treasurer

January 22, 2004	By:	/s/ Kirk M. Stevens
Kirk M. Stevens Controller and Assistant Treasurer